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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                           Reported): January 30, 2004


                    CWMBS,  INC.,  (as  depositor  under the
                    Pooling and Servicing  Agreement,  dated
                    as of January 1, 2004, providing for the
                    issuance   of  the  CWMBS,   INC.,   CHL
                    Mortgage   Pass-Through  Trust  2004-J1,
                    Mortgage   Pass-Through    Certificates,
                    Series 2004-J1).


                                  CWMBS, INC.
           --------------------------------------------------------
            (Exact name of registrant as specified in its charter)


           Delaware                     333-109248              95-4449516
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   (State of Other Jurisdiction         (Commission         (I.R.S. Employer
         of Incorporation)             File Number)        Identification No.)

        4500 Park Granada
      Calabasas, California                                91302
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      (Address of Principal                             (Zip Code)
        Executive Offices)


       Registrant's telephone number, including area code (818) 225-3240
                                                          ----- --------


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Item 5.       Other Events.
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Filing of Computational Materials
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     In connection with the offering of the Mortgage Pass-Through
Certificates, Series 2004-J1, COUNTRYWIDE SECURITIES CORPORATION ("CSC "), as the Underwriter of the Underwritten Certificates, has prepared certain materials (the "CSC Computational Materials") for distribution to its potential investors. Although the Company provided CSC with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the CSC Computational Materials.

     For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The CSC Computational Materials, listed as Exhibit 99.1 hereto, are filed on Form SE dated January 30, 2004.


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* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated January 23, 2004 and the prospectus supplement dated January 27, 2004, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2004-J1.

Item 7.       Financial Statements, Pro Forma Financial
              -----------------------------------------
              Information and Exhibits.
              ------------------------

(a)     Not applicable.

(b)     Not applicable.

(c)     Exhibits:

   99.1     CSC  Computational Materials filed on Form SE dated January 30, 2004

                                   Signature

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CWMBS, INC.




                                         By: / s / Darren Bigby
                                             -------------------------
                                         Darren Bigby
                                         Vice President


Dated:  January 30, 2004

                                 Exhibit Index
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Exhibit                                                                    Page
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99.1     CSC  Computational Materials
         filed on Form SE dated January 30, 2004.                            6

                                  EXHIBIT 99.1
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     CSC Computational Materials filed on Form SE dated January 30, 2004.